SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


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                                   FORM 8-K/A

                                AMENDMENT NO. 1

      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported) April 21, 1999, (February
     18, 1999)

                              THE MACERICH COMPANY
               (Exact name of Registrant as Specified in Charter)


                          Maryland  1-12504  94-4448705
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(State or Other Jurisdiction of   (Commission               (IRS employer
Incorporation)                     file number)             Identification No.)


           401 Wilshire Boulevard, Suite 700, Santa Monica, CA 90401
     ----------------------------------------------------------------------

                    (Address of Principal Executive Offices)

        Registrants telephone number, including area code (310) 394-6000


            401 Wilshire Boulevard, Suite 700, Santa Monica, CA 90401
    ------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

This Form 8-K/A, Amendment No. 1, is being filed for the purpose of filing the financial statements and pro forma financial information required by Item 7 with respect to the Current Report on Form 8-K filed by the Registrant on March 4, 1999 regarding the acquisition of three regional malls, the retail component of a mixed-use development, five contiguous properties and two non-contiguous community shopping centers from various SAFECO Corporation entities (the "SAFECO Portfolio").

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statement of Business Acquired - SAFECO Portfolio

     Report of Independent Auditors                               F-1

     Combined  Statement of Gross Income and Direct
     Operating  Expenses for the year
     ended December 31, 1998 (audited)                            F-2

     Notes to Combined  Statement of Gross Income and
     Direct Operating Expense                                     F-3 to F-6


     (b) Pro Forma Financial Information (unaudited)

     Condensed  Combined Statement of Operations for the year
     ended December 31,1998                                       F-7


     Condensed Combined Balance
     Sheet as of December 31, 1998                                F-8


     (c) Exhibits

     23.1 Consent of Independent Auditors                         F-9

                                   SIGNATURES




Pursuant to the requirements of the Securities and Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Santa Monica, State of California, on April 21, 1999.




                              THE MACERICH COMPANY


                              By: / s / Thomas E. O'Hern
                              Thomas E. O'Hern Executive Vice President and Chief Financial Officer

                Report of Ernst & Young LLP, Independent Auditors

                              The Macerich Company

We have audited the accompanying combined statement of gross income and direct operating expenses of Washington Square, Kitsap Mall, Cascade Mall, Square Too and Fringe Land, North Point Plaza, Kitsap Place, Cross Court, Albany Plaza, Eastland Plaza, Redmond Town Center, and Creekside Crossing (the "SAFECO Portfolio"), as described in Note 1, for the year ended December 31, 1998. The combined statement is the responsibility of the SAFECO Portfolio's management. Our responsibility is to express an opinion on the combined statement of gross income and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the SAFECO Portfolio's combined gross income and direct operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the SAFECO Portfolio's revenue and expenses.

In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the combined gross income and direct operating expenses described in Note 2 of the SAFECO Portfolio for the year ended December 31, 1998, in conformity with generally accepted accounting principles.


Seattle, Washington
February 24, 1999                                   /s/ Ernst & Young LLP

                              The SAFECO Portfolio

        Combined Statement of Gross Income and Direct Operating Expenses

                      For the Year Ended December 31, 1998


Gross income:
   Rental income                      $   36,760,638
   Tenant reimbursements                   9,807,478
   Percentage rent                         3,324,402
   Other income                            1,532,288
                                      -------------------
                                          51,424,806
Direct operating expenses:
   Operating expenses                      8,921,486
   Property taxes                          3,149,702
   General and administrative                200,165
                                      -------------------
                                          12,271,353
                                      ===================
Total combined gross income
less direct operating expenses        $   39,153,453
                                      ===================






















See the accompanying notes.

                              The SAFECO Portfolio

             Notes to Combined Statement of Gross Income and Direct
                               Operating Expenses

                    For the Year Ended December 31, 1998


1.  Organization and Significant Accounting Policy

The combined statement of gross income and direct operating expenses relates to the operations of Washington Square, Kitsap Mall, Cascade Mall, Square Too and Fringe Land, North Point Plaza, Kitsap Place, Cross Court, Albany Plaza,
Eastland Plaza, Redmond Town Center, and Creekside Crossing (the "SAFECO Portfolio"), which were acquired by The Macerich Partnership, L.P., a subsidiary of The Macerich Company and the Ontario Teachers' Pension Plan Board (the "Acquirers"), on February 18, 1999.

The SAFECO Portfolio is comprised of approximately 3.6 million square feet of retail space and 355,000 square feet of office space located in Washington, Oregon, and Ohio. Included are 76,000 square feet of retail space and 200,000 square feet of office space that opened at Redmond Town Center in the second half of 1998. Accordingly, the combined statement of gross income and direct operating expenses reflects only a partial year's operating results with respect to Redmond Town Center. In addition, Redmond Town Center has retail and office space under development at December 31, 1998.

As provided by the Purchase and Sale Agreement dated December 11, 1998 (the "Agreement"), the Acquirers have elected to defer the closing of the Redmond Town Center commercial office properties until the second quarter of 1999. This financial statement however, includes the operations of such properties.

Use of Estimates

The preparation of the combined statement of gross income and direct operating expenses, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of gross revenue and direct operating expenses during the reporting period. Actual results could differ from these estimates.

                              The SAFECO Portfolio

             Notes to Combined Statement of Gross Income and Direct
                         Operating Expenses (continued)

                      For the Year Ended December 31, 1998



1.  Organization and Significant Accounting Policy (continued)

Revenue Recognition

Base rental income on leases with scheduled rent increases or free rent is recorded on a straight-line basis over the lease term. For the year ended December 31, 1998, $529,000 of base rents in excess of amounts billed were recognized as revenue. Certain leases provide for additional rental revenue ("Percentage Rent") to be based upon the level of sales achieved by the lessee. These Percentage Rents are reflected on the accrual basis. The leases also typically provide for tenant reimbursement of common area maintenance and other operating expenses, which are included in the accompanying combined statement as tenant reimbursements.

Repairs and Maintenance

Expenditures for repairs, maintenance, and minor renewals are charged to expense as incurred, while those expenditures that improve or extend the estimated life of the properties are capitalized.

Construction-in-Process

Several buildings in the SAFECO Portfolio were under construction during 1998. Accordingly, $181,000 in real estate taxes and $472,000 of ground rent have been excluded from direct operating expenses for the year ended December 31, 1998.

                              The SAFECO Portfolio

   Notes to Combined Statement of Gross Income and Direct Operating Expenses

2.  Basis of Presentation

The combined statement of gross revenue and direct operating expenses for the SAFECO Portfolio has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Accordingly, the combined statement has excluded the following expenses which are not comparable with those expected to be incurred in the proposed future operations of the SAFECO Portfolio:

      Depreciation and amortization expense
      Mortgage interest expense
      Management fees
      Interest income

Property taxes have not been adjusted to reflect the estimated reassessed value of the SAFECO Portfolio after acquisition by the Acquirers.

3.  Minimum Future Rentals

Minimum future rental revenue for the five years subsequent to December 31, 1998 under noncancelable operating lease agreements are as follows:

Year Ending December 31

     1999                    $ 38,862,892
     2000                      37,149,678
     2001                      35,973,004
     2002                      35,231,470
     2003                      32,888,149
     Thereafter               183,308,344
                          ===================
                            $ 363,413,537
                          ===================

4.  Lease Commitments

The SAFECO Portfolio leases approximately 30 acres of land pursuant to two noncancelable ground lease agreements. Annual rent expense under these agreements, net of amounts capitalized for construction-in-progress, was $262,035 for the year ended December 31, 1998. The ground lease agreements expire in 2058. Both ground leases include three additional renewal terms of ten years each.

                              The SAFECO Portfolio

   Notes to Combined Statement of Gross Income and Direct Operating Expenses
                                  (continued)

4.  Lease Commitments (continued)

Future minimum lease commitments for all noncancelable leases, including the ground leases described above, are as follows:

Year Ending December 31

     1999                     $ 1,008,337
     2000                       1,008,337
     2001                       1,008,337
     2002                       1,002,985
     2003                       1,002,985
     Thereafter                54,475,841
                          ===================
                             $ 59,506,822
                          ===================

The following unaudited pro forma condensed and combined statement of operations has been prepared for the year ended December 31, 1998. This statement gives effect to the acquisition of the three regional malls (Cascade Mall, Kitsap Mall and Washington Square), the retail component of a mixed-use development (Redmond Town Center), five contiguous properties and two non-contiguous community shopping centers from various SAFECO Corporation entities (the "SAFECO Portfolio") as if the acquisitions were completed on January 1, 1998. The acquisition of the office component of Redmond Town Center is expected to occur in the second quarter of 1999 and is subject to customary closing conditions. These pro forma statements also give effect to such proposed acquisition as if it occurred on January 1, 1998. This statement does not purport to be indicative of the results of operations that actually would have resulted if The Macerich Company (the "Company") had owned the properties throughout the period presented. This statement should be read in conjunction with the financial statements and notes thereto included herein.

                              The Macerich Company
                     Unaudited Pro Forma Condensed Combined
                     Statement of Operations (in thousands)


                                                                                                   Pro Forma
                                                                                                    Results
                                                           Company                               (including the
                                                         Results for           Pro Forma        SAFECO Portfolio
                                                         the Year Ended        Adjustment       Acquisition) for
                                                        Dec. 31, 1998        SAFECO Portfolio    the Year Ended
                                                             (A)              Acquisition        Dec. 31, 1998
                                                       -----------------   ------------------   -----------------
Revenues:
    Minimum rents                                               179,710                    -             179,710
    Percentage rents                                             12,856                    -              12,856
    Tenant recoveries                                            86,740                    -              86,740
    Other                                                         4,555                    -               4,555

                                                       -----------------   ------------------   -----------------
Total revenues                                                  283,861                    -             283,861
                                                       -----------------   ------------------   -----------------

Shopping center expenses                                         89,991                    -              89,991
General and administrative expense                                4,373                    -               4,373
Interest expense                                                 91,433                5,636  (B)         97,069
Depreciation and amortization                                    53,141                    -              53,141
                                                       -----------------   ------------------   -----------------
                                                                238,938                5,636             244,574
                                                       -----------------   ------------------   -----------------

Equity in income (loss) of unconsolidated joint ventures
    and the management companies                                 14,480                6,117  (C)         20,597

Gain on sale of assets                                                9                    -                   9

Income before minority interest and extraordinary item           59,412                  481              59,893

Extraordinary loss on early extinguishment of debt               (2,435)                   -              (2,435)

Minority interest                                               (12,902)                (132) (D)        (13,034)

                                                       =================   ==================   =================
Net income                                                       44,075                  349              44,424
                                                       =================   ==================   =================

    Less preferred dividends                                     11,547                    -              11,547

                                                       =================   ==================   =================
Net income available to common stockholders                      32,528                  349              32,877
                                                       =================   ==================   =================

Earnings per common share - basic:
Income per share before extraordinary item                        $1.14                                    $1.15
Net income per share available to common stockholders             $1.06                                    $1.07

Weighted average number of common shares
    outstanding - basic                                          30,805                                   30,805

Weighted average number of common shares
    outstanding - basic, assuming full conversion of
    operating units outstanding                                  43,016                                   43,016

Earnings per common share - diluted:
Income per share before extraordinary item                        $1.11                                    $1.11
Net income per share available to common stockholders             $1.06                                    $1.06

Weighted average number of common shares
    outstanding - diluted                                        43,628                                   43,628



(A) This information should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 1998.

(B) Interest expense partially represents the increased expense and debt incurred from the refinancings of Queens Center and South Plains Mall at their respective interest rates. Additionally, interest expense includes the additional borrowings under the Company's line of credit for the closing of the acquisition. Interest is calculated at LIBOR plus 1.15, totaling 6.15% on the portion borrowed from the Company's line of credit.

(C) Depreciation on the SAFECO Portfolio is computed on the straight-line method over the estimated useful life of 39 years.

(D) Minority interest represents the 22% ownership interest in The Macerich Partnership, L.P. not owned by the Company.

                              The Macerich Company
                     Unaudited Pro Forma Condensed Combined
                    Balance Sheet (All amounts in thousands)


                                                                                                         Pro Forma
                                                          Company                                         Results
                                                          Results                 Pro Forma            (including the
                                                       as reported at             Adjustment          SAFECO Portfolio
                                                       Dec. 31, 1998          SAFECO Portfolio         Acquisition) at
                                                            (A)                  Acquisition            Dec. 31, 1998
                                                    ---------------------   ----------------------  ---------------------
Gross property                                                $2,213,125                 $217,773             $2,430,898

Total assets                                                  $2,322,056                 $167,922             $2,489,978

Mortgage, notes and debentures payable                        $1,507,118                 $167,922             $1,675,040

Minority interest                                               $165,524                                        $165,524

Preferred stock                                                      $91                                             $91
Common stock                                                        $338                                            $338
Additional paid-in-capital                                      $576,984                                        $576,984

Total liabilities and shareholders' equity                    $2,322,056                 $167,922             $2,489,978


-------------------------------------------------


(A) This information should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 1998.

                                                                    Exhibit 23.1

                         Independent Auditors' Consent

We consent to the incorporation by reference in the registration statements on Forms S-3 (File No.'s 333-21157 and 333-38721) and Forms S-8 (File No.'s 33-84040, 33-84038, 333-40667, 33-3584, 333-42309, 333-42303 and 333-69995) of
The Macerich Company of our report dated February 24, 1999, with respect to the combined statement of gross income and direct operating expenses of the SAFCO Portfolio for the year ended December 31, 1998, which report appears in the Form 8-K/A of The Macerich Company dated April 21, 1999. Such report contains a paragraph that states that the accompanying combined statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the SAFECO Portfolio's revenue and expenses.





Seattle, Washington
April 21, 1999                                            /s/ Ernst & Young LLP